SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  / x /
Filed by a Party other than the Registrant /  /

Check the appropriate box:
/ x / Preliminary Proxy Statement  /  / Confidential, For Use of the Commission
/  / Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule
     14a-11(c) or rule 14a-12


                         Comstock Partners Funds, Inc.
                (Name of Registrant as Specified In Its Charter)
                          Comstock Partners Funds, Inc.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

/  /   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/  /   $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
/  /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)   Title of each class of securities to which transaction applies:
            Common Stock, par value $.01 per share
       2)   Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       4)   Proposed maximum aggregate value of transaction:

/ x /   None.

/  /   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount previously paid:
       2)   Form, Schedule or Registration Statement No.:
       3)   Filing Party:
       4)   Date Filed:

                                PRELIMINARY COPY

                          COMSTOCK PARTNERS FUNDS, INC.

                         10 Exchange Place, Suite 2010,
                       Jersey City, New Jersey 07302-3913
                                 (201) 332-4436


                                                            October [  ], 1996

Dear Fellow Stockholder:

     The enclosed Proxy Statement includes proposals to be voted upon by stockholders of Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund, each a portfolio offered by Comstock Partners Funds, Inc. (the "Company"). Certain of the proposals are being presented to you at this time in order to comply with the requirements of federal law.

     The Board of Directors of the Company, including the independent directors, carefully considered each of the matters described in the Proxy Statement and has unanimously recommended that you vote "for" approval of each of the Proposals which are applicable to your Fund.

     Please take the time to consider and act upon the proposals applicable to your Fund which are presented in the enclosed Proxy Statement. The Notice of Special Meeting which follows identifies those proposals that apply to your Fund. Your vote is extremely important, and I urge you to complete and return promptly the enclosed proxy card in the enclosed envelope in order to spare the Company additional proxy solicitation expenses.



                                         Sincerely,



                                         Charles L. Minter
                                         Chairman of the Board of Directors

                                PRELIMINARY COPY
                          Comstock Partners Funds, Inc.

                         10 Exchange Place, Suite 2010,
                       Jersey City, New Jersey 07302-3913
                                 (201) 332-4436


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               November [  ], 1996

To the Stockholders:

          A Special Meeting of Stockholders of the Comstock Partners Funds, Inc. (the "Company") will be held at 10 Exchange Place, Suite 2010, Jersey
City, New Jersey 07302, on [         ], November [  ], 1996, at 11:00 a.m., for
the purposes of considering and voting upon:

          1. The approval of a new Investment Advisory Agreement between the Company, on behalf of Comstock Partners Strategy Fund (the "Strategy Fund"), and Comstock Partners, Inc. (the "Investment Adviser"), containing the same terms and conditions as the existing Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser. Proposal 1 shall be voted upon only by stockholders of the Strategy Fund.

          2. The approval of a new Investment Advisory Agreement between the Company, on behalf of Comstock Partners Capital Value Fund (the "Capital Value Fund"), and the Investment Adviser, containing the same terms and conditions as the existing Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser. Proposal 2 shall be voted upon only by stockholders of the Capital Value Fund.

          3. The approval of a new Sub-Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and The Dreyfus Corporation ("Dreyfus"), containing the same terms and conditions as the existing Sub-Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and Dreyfus. Proposal 3 shall be voted upon only by stockholders of the Strategy Fund.

          4. The election of directors. Proposal 4 shall be voted upon by all of the Company's stockholders.

          5. The ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending April 30, 1997. Proposal 5 shall be voted upon by all of the Company's stockholders.

          6. Amendment of the fundamental investment restriction of the Strategy Fund with respect to lending. Proposal 6 shall be voted upon only by stockholders of the Strategy Fund.

          7. To transact any other business that may properly come before the meeting.

          The close of business on October [ ], 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                  By Order of the Board of Directors,


                                  W. Troy Hottenstein
                                  Secretary



WE NEED YOUR PROXY VOTE IMMEDIATELY

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE COMPANY WILL BE UNABLE TO CONDUCT ANY BUSINESS IF IT DOES NOT ACHIEVE A QUORUM.

THE COMPANY, AT STOCKHOLDERS' EXPENSE, MAY CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM, OR OBTAIN THE REQUIRED VOTE, AS THE CASE MAY BE. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

          The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


               Registration                             Valid Signature
               ------------                             ---------------

               Corporate Accounts
               ------------------

                 (1)      ABC Corp.John Doe, Treasurer
                 (2)      ABC Corp.John Doe
                              c/o John Doe, Treasurer
                 (3)      ABC Corp. Profit Sharing PlanJohn Doe, Trustee

                Trust Accounts
                ---------------

                 (1)      ABC TrustJane B. Doe, Trustee
                 (2)      Jane B. Doe, TrusteeJane B. Doe
                              u/t/d 12/28/78

                Custodial or Estate Accounts
                ----------------------------

                 (1)      John B. Smith, Cust.John B. Smith
                              f/b/o John B. Smith, Jr. UGMA
                 (2)      John B. Smith
                              John B. Smith, Jr., Executor

                          Comstock Partners Funds, Inc.


                         10 Exchange Place, Suite 2010,
                       Jersey City, New Jersey 07302-3913
                                 (201) 332-4436





                                 PROXY STATEMENT

                 This proxy statement is furnished in connection with a solicitation by the Board of Directors of the Comstock Partners Funds, Inc. (the "Company") of proxies to be used at the Special Meeting of Stockholders of the Company (the "Meeting") to be held at 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302, on November
[ ], 1996, at 11:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October [ ], 1996. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by: (i) written instructions by the Secretary of the Company at any time before they are voted; (ii) attendance at the meeting and voting in person; or (iii) signing and returning a new proxy card (if returned and received in time to be voted). Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1, 2, 3, 4, 5 and 6. The close of business on October [ ], 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

                 As of the record date, the total number of shares issued and
outstanding for the Company was [               ] shares, consisting of [
     ] shares of the Strategy Fund and [            ] shares of the Capital
Value Fund.

                 In the event that a quorum is not present at the Meeting, the stockholders present in person or by proxy at the meeting, by majority vote, may adjourn the meeting from time to time until a quorum shall attend. Under the Company's Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the shares of stock of the Company entitled to vote constitutes a quorum at any meeting of the stockholders, except with respect to any matter which requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of all classes entitled to vote on the matter shall constitute a quorum.

                 A copy of the most recent annual report of the Strategy Fund may be obtained without charge by writing to Comstock Partners Funds, Inc., 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913, or calling
(201) 332-4436. A copy of the most recent annual report of The Dreyfus Capital Value Fund, Inc., the predecessor of the Capital Value Fund, may be obtained without charge by writing to The Dreyfus Corporation, 144 Glen Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-645-6561.

PROPOSALS 1 AND 2.        APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT FOR
                          THE STRATEGY FUND (PROPOSAL 1)


                          APPROVAL OF A NEW INVESTMENT ADVISORY
                          AGREEMENT FOR THE CAPITAL VALUE FUND (PROPOSAL 2)

Background

                 The Investment Adviser acts as investment adviser to the Strategy Fund and the Capital Value Fund pursuant to separate investment advisory agreements with the Company. Proposals 1 and 2 are being submitted to stockholders as a result of the death of Stanley D. Salvigsen, the former Chairman of the Board of the Company and the Investment Adviser, on August 30, 1996. Mr. Salvigsen had owned in excess of 25% of the outstanding voting shares of the Investment Adviser. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the transfer of in excess of 25% of the outstanding voting shares of an investment adviser may be deemed be a change in control of the investment adviser, which is deemed to constitute an "assignment" of an investment advisory agreement with that investment adviser. The Investment Company Act provides that investment advisory agreements terminate automatically upon their "assignment."

                 Because Mr. Salvigsen's death may be deemed to have resulted in an "assignment" and termination of the Investment Adviser's then-existing investment advisory agreements with the Company on behalf of each Fund (together, the "Existing Investment Advisory Agreements"), on September 11,
1996 the Board of Directors of the Company approved new investment advisory agreements with the Company on behalf of each Fund (together, the "New Investment Advisory Agreements"), dated as of the date of Mr. Salvigsen's
death.   Except for different effective and termination dates, the terms of each New Investment Advisory Agreement are identical in all respects to the terms of the Existing Investment Advisory Agreement which it replaces.

                 In their consideration of the New Investment Advisory Agreements, the Directors received and reviewed information from the Investment Adviser. The most significant factors in the deliberations of the Directors were the capabilities and resources of the Investment Adviser following the death of Mr. Salvigsen, and the nature, quality and scope of services expected to be rendered by the Investment Adviser; the intention of the Investment Adviser to continue to manage the Funds utilizing the same investment philosophy, policies and strategies as have previously been employed; and the investment advisory fees and other terms of the Existing and New Investment Advisory Agreements. The Directors also considered the investment advisory fees and expense ratios of other investment companies and the historical performance of the Funds, and inquired as to the economies of scale realized by the Investment Adviser, the profitability to the Investment Adviser of its relationship with the Funds and possible alternatives to the Funds to the arrangements with the Investment Adviser.

                 The rules under the Investment Company Act provide that the New Investment Advisory Agreements may continue in effect without stockholder approval for a period of up to 120 days from the date thereof. If approved by stockholders, each New Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, subject to the provisions described below. In the event the stockholders of a Fund do not approve the New Investment Advisory Agreement with respect to that Fund, the Board of Directors of the Company will consider the appropriate course of action.

The Proposals

                 Under Proposal 1, stockholders of the Strategy Fund are being asked to approve the New Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser. Under Proposal 2, stockholders of the Capital Value Fund are being asked to approve the New Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser.

                 The shares of the Investment Adviser which had been owned by Stanley D. Salvigsen are currently held by the Estate of Stanley D. Salvigsen. Under an agreement that had been entered into by stockholders of the Investment Adviser, the Investment Adviser will repurchase the shares of the Investment Adviser which are currently held by the Estate of Stanley D. Salvigsen. In the event that such repurchase is deemed to be a further "assignment" of the New Investment Advisory Agreements, stockholder approval of Proposals 1 and 2, as the case may be, shall also be deemed to constitute approval of any such further assignment of the relevant New Investment Advisory Agreement in connection with such repurchase.

                 THE DIRECTORS, INCLUDING THE "NON-INTERESTED DIRECTORS", UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT RELATING TO THAT FUND.

Required Vote

                 Approval of the New Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser requires the affirmative vote of a majority of the outstanding shares of the Strategy Fund. Approval of the New Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser requires the affirmative vote of a majority of the outstanding shares of the Capital Value Fund. As defined in the Investment Company Act, "majority of the outstanding shares" of a Fund means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Abstentions and broker non-votes will have the same effect as a vote against the Proposals.

Description of the Existing Investment Advisory Agreements and the New Investment Advisory Agreements

                 As indicated above, except for different effective and termination dates, the terms of each New Investment Advisory Agreement are identical in all respects to the terms of the Existing Investment Advisory Agreement which it replaces. The Existing Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser was dated as of August 1, 1991, amended as of February 8, 1996. That agreement was last approved by the stockholders of the Strategy Fund on June 14, 1991, when the agreement was first entered into. The Existing Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser was dated as of July 25, 1996. The agreement was approved by the initial sole stockholder of the Capital Value Fund on July 24, 1996, when the agreement was first entered into. The New Investment Advisory Agreements were entered into as of August 30, 1996.

                 Under the terms of New Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser manages the Strategy Fund's assets in accordance with the Strategy Fund's investment objective and policies and in accordance with relevant statutory requirements. Under the agreement, the Investment Adviser is responsible for making all investment decisions for the Strategy Fund as well as placing purchase and sale orders on behalf of the Strategy Fund. The Investment Adviser furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of
 .60% of the Strategy Fund's average daily net assets.

                 Under the terms of New Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser manages the Capital Value Fund's assets in accordance with the Capital Value Fund's investment objective and policies and in accordance with relevant statutory requirements. Under the agreement, the Investment Adviser is responsible for making all investment decisions for the Capital Value Fund as well as placing purchase and sale orders on behalf of the Capital Value Fund. The Investment Adviser furnishes office space, equipment and personnel to the Capital Value Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser is entitled to receive an annual fee from the Company, on behalf of the Capital Value Fund, computed daily and paid monthly at the following annual rate: .40 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .45 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.

                 If approved by stockholders of the relevant Fund, each New Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, provided that each continuation is specifically approved at least annually (i) by the vote of a majority of the relevant Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Company's Board of Directors, and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Company's Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act) of any such party. Each New Investment Advisory Agreement may be terminated without penalty, at any time, by a vote of the Board of Directors or by vote of the outstanding voting securities of the relevant Fund, or by the Investment Adviser on 60 days' written notice. Each New Investment Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act).

                 Each New Investment Advisory Agreement, like each Existing Investment Advisory Agreement, provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or (ii) reckless disregard of its obligations and duties under that agreement, the Investment Adviser shall not be liable to the Company (including the Funds), or to any shareholder of the Company, for any error of judgment or mistake of law or for any loss suffered by the Company (including the Funds) in connection with the performance of its duties under the agreements.

                 Under the Existing Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, for the Company's fiscal year ended April 30, 1996, the investment advisory fees paid by the Strategy Fund to the Investment Adviser amounted to $1,977,868. The Capital Value Fund did not commence operations until July 25, 1996.

                 The New Investment Advisory Agreements relating to the Strategy Fund and the Capital Value Fund are attached to this Proxy Statement as Exhibit A and Exhibit B, respectively, and the description of the New Investment Advisory Agreements set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A and Exhibit B.

Additional Information Regarding Comstock Partners, Inc.

                 The Investment Adviser was founded in October 1986. The Investment Adviser has served as investment adviser to Comstock Partners Strategy Fund since that Fund's inception in 1988 and to Comstock Partners Capital Value Fund since that Fund's inception in 1996. The Investment Adviser served as sub-investment adviser to the Capital Value Fund's predecessor, the Dreyfus Capital Value Fund, from April 30, 1987 until July 25, 1996. The Investment Adviser has also served as sub-investment adviser to the Dreyfus Variable Investment Fund-Managed Assets Portfolio since May 21, 1990. In addition, the Investment Adviser also provides investment advisory services through discretionary accounts having aggregate assets as of July 30, 1996 of approximately $44 million. It is the publisher of the Comstock Investment Strategy Review and the Comstock Investment Strategy Commentary, investment strategy publications furnished to subscribers. The principal address of the Investment Adviser is 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913.

                 Each Fund's investment portfolio is managed by the Investment Committee of the Investment Adviser, which consists of Charles L. Minter, W. Troy Hottenstein and Martin Weiner. Mr. Minter was one of the founders of the Investment Adviser together with Stanley Salvigsen. Mr. Minter joined Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") in 1966 and in 1970 became a member of its New York Institutional Sales office. From 1976 to 1986 Mr. Minter was Vice President - Institutional Sales at Merrill Lynch. In that capacity he serviced institutional accounts and supervised portfolios that included commodity and financial futures, options, foreign securities and zero coupon bonds. Mr. Minter has been with the Investment Adviser since its inception in 1988, and is presently the Chairman of the Board and President of the Investment Adviser. Mr. Hottenstein, CFA, joined the Investment Adviser in 1991 as an investment analyst. He graduated from Princeton University with a degree in Economics. He has worked closely with Mr. Minter and Mr. Salvigsen in implementation of investment policy. He is a Chartered Financial Analyst and is the Secretary and Chief Operating Officer of the Investment Adviser. Mr. Weiner joined the Investment Adviser in 1995. Mr. Weiner began his career as a financial analyst at the Securities and Exchange Commission in 1959. From 1966 to 1968 he served as Equity Analyst and Division Chief at the Value Line Investment Survey. From 1969 to 1974 he was an Equity Analyst and ultimately a Vice President at Standard & Poor's Intercapital. In 1974 Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has been a Chartered Financial Analyst since 1969. The address of Messrs. Minter, Hottenstein and Weiner is 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913.

                  Mr. Minter owns 39.2% of the voting securities of the Investment Adviser. The remaining shares of the Investment Adviser are held by the Estate of Stanley D. Salvigsen, [address], which owns 60.8% of the voting securities of the Investment Adviser.

                 The Investment Adviser serves as the sub-investment adviser to the following registered investment company with similar investment objectives as the Funds. The approximate net assets of this fund and the annual advisory fee payable by it are as follows:

                                                         Annual Fee as a
                                  Net Assets as of       Percentage of Average
Fund                              October 15, 1996       Daily Net Assets

Dreyfus Variable Investment
Fund - Managed Assets Portfolio   $22,888,226.58         .375 of 1%

PROPOSAL 3.      APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR THE
                 STRATEGY FUND

Background

                 Dreyfus acts as sub-investment adviser to the Strategy Fund pursuant to a sub-investment advisory agreement between the Investment Adviser and Dreyfus. Proposal 3 is being submitted to stockholders of the Strategy Fund because the possible change of control of the Investment Adviser as described under Proposals 1 and 2 above may also be deemed to have resulted in an "assignment" and termination of the then-existing sub-investment advisory agreement between the Investment Adviser and Dreyfus with respect to the Strategy Fund. No similar termination of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund may be deemed to have occurred because the Investment Adviser is not a party to that agreement.

                 Because an "assignment" and termination of the then-existing sub-investment advisory agreement between the Investment Adviser and Dreyfus with respect to the Strategy Fund (the "Existing Sub-Investment Advisory Agreement") may be deemed to have occurred as described above, on September 11, 1996 the Board of Directors of the Company approved a new sub-investment advisory agreement between the Investment Adviser and Dreyfus with respect to the Strategy Fund (the "New Sub-Investment Advisory Agreement") dated as of August 30, 1996. Except for different effective and termination dates, the terms of the New Sub-Investment Advisory Agreement are identical in all respects to the terms of the Existing Sub-Investment Advisory Agreement which it replaces.

                 In their consideration of the New Sub-Investment Advisory Agreement, the Directors received and reviewed information from Dreyfus. The most significant factors in the deliberations of the Directors were the capabilities and resources of Dreyfus; the nature, quality and scope of services provided by Dreyfus; the sub-investment advisory fees and other terms of the Existing and New Investment Sub-Advisory Agreements; the investment advisory fees and expense ratios of other investment companies; the historical performance of the Strategy Fund; economies of scale realized by Dreyfus; and possible to the Strategy Fund to the arrangements with Dreyfus.

                 The rules under the Investment Company Act provide that the New Sub-Investment Advisory Agreement may continue in effect without stockholder approval for a period of up to 120 days from the date thereof. If approved by stockholders of the Strategy Fund, the New Sub-Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, subject to the provisions described below. In the event the stockholders of the Strategy Fund do not approve the New Sub-Investment Advisory Agreement, the Board of Directors of the Company will consider the appropriate course of action.

The Proposal

                 Under Proposal 3, stockholders of the Strategy Fund are being asked to approve the New Sub-Investment Advisory Agreement between the Investment Adviser and Dreyfus.

                 The shares of the Investment Adviser which had been owned by Stanley D. Salvigsen are currently held by the Estate of Stanley D. Salvigsen.

Under an agreement that had been entered into by stockholders of the Investment Adviser, the Investment Adviser will repurchase the shares of the Investment Adviser which are currently held by the Estate of Stanley D. Salvigsen. In the event that such repurchase is deemed to be a further "assignment" of the New Sub-Investment Advisory Agreement, stockholder approval of Proposal 3 shall also be deemed to constitute approval of any such further assignment of the New Sub-Investment Advisory Agreement in connection with such repurchase.

                 THE DIRECTORS, INCLUDING THE "NON-INTERESTED DIRECTORS", UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF THE STRATEGY FUND VOTE "FOR" APPROVAL OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENT.

Required Vote

                 Approval of the New Sub-Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding shares" (as defined above) of the Strategy Fund. Abstentions and broker non-votes will have the same effect as a vote against the Proposal.

Description of the Existing Sub-Investment Advisory Agreement and the New Sub-Investment Advisory Agreement

                 As indicated above, except for different effective and termination dates, the terms of the New Sub-Investment Advisory Agreement are identical in all respects to the terms of the Existing Sub-Investment Advisory Agreement which it replaces. The Existing Sub-Investment Advisory Agreement was dated August 24, 1994, amended as of February 8, 1996. That agreement was last approved by the stockholders of the Strategy Fund on August 1, 1994, when the agreement was first entered into. The New Sub-Investment Advisory Agreement was entered into as of August 30, 1996.

                 Under the terms of the New Sub-Investment Advisory Agreement, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

                 If approved by stockholders of the Strategy Fund, the New Sub-Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, provided that each continuation is specifically approved at least annually (i) by the vote of a majority of the Strategy Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Company's Board of Directors, and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Company's Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act) of any such party. The New Sub-Investment Advisory Agreement may be terminated without penalty on not less than 60 days' notice by the Investment Adviser or Dreyfus, by a vote of the Board of Directors or by vote of the outstanding voting securities of the Strategy Fund. The New Sub-Investment Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act).

                 The New Sub-Investment Advisory Agreement, like the Existing Sub-Investment Agreement, provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of Dreyfus in the performance of its duties, or (ii) reckless disregard by it of its obligations and duties under the New Sub-Investment Advisory Agreements, Dreyfus shall not be liable to the Investment Adviser or to the Company (including the Strategy
Fund), or to any Shareholder of the Company for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser or the Company (including the Strategy Fund) in connection with the performance of its duties under the agreement.

                 Under the Existing Sub-Investment Advisory Agreement, Dreyfus is obligated to reimburse the Investment Adviser in proportion to the respective fees received by them to the extent that any expense limitations applicable to the Strategy Fund imposed by state securities laws are exceeded.

                 For the Company's fiscal year ended April 30, 1996, Dreyfus received fees from the Investment Adviser with respect to the Strategy Fund in the amount of $494,467. For further information with respect to payments to Dreyfus see "Additional Information - Service and Distributions Plans" below.

                 The New Sub-Investment Advisory Agreement is attached to this Proxy Statement as Exhibit C and the description of the New Sub-Investment Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit C.

Additional Information Regarding The Dreyfus Corporation, the Sub-Investment Adviser

                 Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus was formed in 1947 and, as of September 30, 1996, managed or administered approximately $81 billion in assets for approximately 1.7 million investor accounts nationwide. The principal address of Dreyfus is 200 Park Avenue, New York, New York 10166.

                 Listed below are the names and addresses and principal occupations of the principal executive officer and each of the directors of Dreyfus.

         Name, Position and       Principal
         Address                  Occupation
         ------------------       ----------

         Christopher M. Condron,  Vice Chairman and
         Director and Chief       Chief Investment
         Executive Officer        Officer of
         200 Park Avenue          Dreyfus
         New York, New York
         10166
         Mandell L. Berman,       Real Estate
         Director                 Consultant
         200 Park Avenue
         New York, New York
         10166

         Frank V. Cahouet,        Chairman and
         Director                 Chief Executive
         One Mellon Bank Center   Officer of Mellon
         Pittsburgh,
         Pennsylvania 15258

         Stephen E. Canter,       Vice Chairman and
         Director                 Chief Investment
         200 Park Avenue          Officer of
         New York, New York       Dreyfus
         10166
         Alvin E. Friedman,       Retired
         Director
         200 Park Avenue
         New York, New York
         10166

         Lawrence M. Greene,      Retired
         Director
         200 Park Avenue
         New York, New York
         10166
         Lawrence S. Kash,        Vice Chairman of
         Director                 Dreyfus
         200 Park Avenue
         New York, New York
         10166

         Julian M. Smerling,      Retired
         Director
         200 Park Avenue
         New York, New York
         10166

         W. Keith Smith,          Vice Chairman of
         Director                 Mellon
         One Mellon Bank Center
         Pittsburgh,
         Pennsylvania 15258

         Philip L. Toia,          Vice Chairman of
         Director                 Dreyfus
         200 Park Avenue
         New York, New York
         10166

                 Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries (including the Sub-Investment Adviser), Mellon managed approximately $220 billion in assets as of June 30, 1996, including approximately $83 billion in proprietary mutual fund assets. As of June 30, 1996, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $876 billion in assets including approximately $57 billion in mutual fund assets. The principal address of Mellon is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

                 Dreyfus serves as the investment adviser or subadviser to the following registered investment companies with similar investment objectives as the Strategy Fund. The approximate net assets of each such fund (or portfolio) and the annual advisory fee payable by each are as follows:

                                                               Annual Fee as a
                                                               Percentage of
                                           Net Assets as of    Average Daily
         Fund                              October 15, 1996    Net Assets
         ----                              ----------------    ---------------

         Dreyfus Asset Allocation Fund -
           Total Return Portfolio          $58.69 million      .75 of 1%

         Dreyfus Life Time Portfolios
           Income Portfolio                $22.022 million     .60 of 1%
           Growth & Income Portfolio       $127.243 million    .75 of 1%

         Dreyfus Variable Investment Fund,
           Managed Assets Portfolio        $22.888 million     .375 of 1%
         Premier Balanced Fund             $143.742 million    1%

         Dreyfus Balanced Fund, Inc.       $271.486 million    .60 of 1%

PROPOSAL 4.      ELECTION OF DIRECTORS

                 At the meeting, 5 Directors are to be elected to the Company's Board of Directors. Messrs. Minter, Adelberg, Kelley, Karlen and Smith. Messrs. Minter and Smith have both served on the Company's Board of Directors since 1988. Mr. Kelley has served since 1989. Mr. Adelberg has served since 1995 and Mr. Karlen since 1996.

                 Because the Company does not hold regular annual stockholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. As a Maryland corporation registered under the Investment Company Act, the Company is not required to hold an annual meeting in any year in which the Act does not require the election of Directors.

                 Information regarding the nominees for election as Directors is provided below. The persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of such nominees. If you give no voting instructions, your Shares will be voted for all nominees named herein for Director and in favor of any remaining proposals described in this proxy statement. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Fund may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Company knows of no reason why any nominee would be unable or unwilling to serve if elected.

                 THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

Required Vote

                 The favorable vote of a plurality of the votes cast at a meeting of stockholders, at which a quorum is present, is required for the election of Directors. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and will not affect the plurality vote required for directors. If the nominees are not approved by the stockholders of the Company, the Board will consider alternative nominations.

Information Regarding Nominees

                 The following information is provided for each nominee in the following table. It includes his name, position with the Fund, age, length of Directorship, amount of Shares of the Fund beneficially owned, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the Securities and Exchange Commission.



                                           Shares Beneficially  Principal
                    Position(s)            Owned, Directly or   Occupation(s)
 Name, Address,     with          Director Indirectly as at     During Past 5
 and Age            Company       Since    October 18, 1996     Years
---------------     -----------   -------- -------------------  -------------

 *Charles L. Minter Director,     1988     128,085 Class A      Director,
 10 Exchange Place  Chairman of            Capital Value Fund   Chairman of the
 Suite 2010         the Board              1 Class B Capital    Board and
 Jersey City, NJ    and                    Value Fund           Secretary of
 07302-3913         President              1 Class C Capital    Comstock
 55 years old                              Value Fund           Partners, Inc.
                                           1 Class R Capital    since January
                                           Value Fund           1987, President
                                           18,192 Class A       of Comstock
                                           Strategy Fund        Partners, Inc.
                                           229 Class C          since March
                                           Strategy Fund        1994, and
                                           54,262 Class O       Chairman of the
                                           Strategy Fund**      Board of
                                                                Comstock
                                                                Partners Funds,
                                                                Inc. since
                                                                October 1996.

 M. Bruce Adelberg  Director,     1995     11,842 Class A       Consultant, MBA
 MBA Research       Member of              Capital Value Fund   Research Group
 33 Channel Lane    Audit                                       and Director of
 Salem, SC 29676    Committee                                   Pallet
 59 years old                                                   Management
                                                                Systems, Inc.
                                                                (manufacturing
                                                                and services)
 E.W. Kelley        Director,     1989     10,000 Class O       Managing General
 Kelley & Partners, Member of              Strategy Fund        Partner, Kelley
 Ltd.               Audit                                       & Partners, Ltd.
 36 South           Committee                                   (consumer
 Pennsylvania                                                   products and
 Street                                                         services).
 Suite 550                                                      Chairman,
 Indianapolis, IN                                               Consolidated
 46204                                                          Products, Inc.
 79 years old                                                   (food services).

 Sven B. Karlen,    Director,     1996     ---                  General Partner
 Jr.                Member of                                   of Grandview
 Grandview          Audit                                       Partners, L.P.
 Partners, L.P.     Committee                                   (investments)
 One Financial                                                  Director of
 Center                                                         Harbourton
 Suite 1600                                                     Mortgage
 Boston, MA 02111                                               Securities
 53 years old                                                   (mortgage bank)

 Robert M. Smith    Director,     1988     1,000 Class O        President and
 Smith Advisers,    Member of              Strategy Fund        Chairman, Smith
 Ltd.               Audit                                       Advisers, Ltd.
 812 Coachway       Committee                                   (Registered
 Annapolis, MD                                                  Investment
 21401                                                          Advisers). From
 66 years old                                                   January 1983 -
                                                                November 1995,
                                                                President and
                                                                Director of
                                                                Ansbacher
                                                                (Dublin) Asset
                                                                Management Ltd.

* Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.
** Includes 1 share of Class A Capital Value Fund, 1 share of Class B Capital Value Fund, 1 share of Class C Capital Value Fund, 1 share of Class R Capital Value Fund, 229 shares of Class C Strategy Fund and 21,843 shares of Class O Strategy Fund owned by Comstock Partners, Inc., as to which beneficial ownership is disclaimed.


                 For so long as the Class A, Class B or Class C Service and Distribution Plans remain in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

                 Except as discussed herein there have been no purchases or sales of the Investment Adviser's or Dreyfus's securities by any Director since the beginning of the Company's current fiscal year which ends April 30, 1997. Other than Mr. Minter, no nominee has had during the past five years any material interest, direct or indirect, in the Investment Adviser or Dreyfus.

Director Compensation

                 The Company currently pays each non-interested director a fee of $20,000 per year (consisting of $10,000 per portfolio of the Company), and reimburses each such director for expenses of attendance.

         No Director of the Company serves as a director of any other investment company advised or administered by The Dreyfus Corporation, the Funds' sub-investment adviser. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1996. For the fiscal year ended April 30, 1996, the aggregate amount of fees and expenses received by each Director from the Company were as follows:

                                            Pension or                  Total
                                            Retirement              Compensation
                                            Benefits     Estimated      From
                               Aggregate    Accrued as     Annual     Company
                              Compensation    Part         Benefits   Paid to
                                  From      of Company      Upon      Board
 Name of Board Member           Company*    Expenses     Retirement   Member*
 --------------------         ------------  ----------   ----------   -------


 Stanley D. Salvigsen               0           0            0            0

 Charles L. Minter                  0           0            0            0
 M. Bruce Adelberg               $8,750         0            0         $8,750

 Robert M. Goodyear, Jr.         $2,500         0            0         $2,500
 Sven B. Karlen, Jr.              $500          0            0          $500

 E. W. Kelley                    $17,500        0            0         $17,500
 Bruce C. Lueck                  $2,500         0            0         $2,500


 Robert M. Smith                 $17,500        0            0         $17,500

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,313.99 for the Company.

         The officers and directors of the Company own less than 1% of each Class of the Funds.

Executive Officers

                 Information about the Company's principal executive officers, other than Mr. Minter, including their names, ages, positions with the Company, length of such positions and principal occupation or employment during the past five years, is set forth below.

                               Position(s) with  Principal Occupation(s)
 Name and Age                  Company           During Past 5 Years
-------------                  ----------------  -----------------------

 *W. Troy Hottenstein, CFA     Secretary         Chief Operating Officer since
 10 Exchange Place                               1995.  Since 1991, Research
 Suite 2010                                      Analyst at Comstock Partners,
 Jersey City, NJ 07302-3913                      Inc.
 27 years old

 *Robert C. Ringstad           Vice President,   Vice President Operations -
 10 Exchange Place             Treasurer, Chief  Regent Investor Services,
 Suite 2010                    Financial Officer January 1990 - November 1994.
 Jersey City, NJ 07302-3913    and Assistant     Vice President - Comstock
 66 years old                  Secretary         Partners, Inc. since September
                                                    1995.

* Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.

Board Meetings and Committees

                 The Board of Directors has an Audit Committee composed entirely of Independent Directors. Currently, Messrs. Adelberg, Kelley, Karlen and Smith are members of the Audit Committee. The Audit Committee reviews with the Fund's independent auditors, among other things, the scope of the annual audit, the internal control structure of the Company, and the type of services to be rendered by the Company's independent auditors.

                 During the Company's fiscal year ended April 30, 1996, there were six meetings of the Board of Directors and two meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of Board meetings and applicable committee meetings held during the period for which he was a Director.

PROPOSAL 5.      RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                 A majority of the Company's Independent Directors have selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending April 30, 1997. The appointment of independent auditors is approved annually by the Board of Directors. Although the Company is not required to hold annual meetings to consider the selection of independent auditors, the stockholders are being asked to consider the ratification of the selection of independent auditors because the Meeting is being held. Ernst & Young LLP has informed the Company that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company. A representative of Ernst & Young LLP will be available to answer questions concerning the audit of the Company's financial statements by conference telephone during the Meeting.

                 Prior to January 1996, the Company's independent auditors were Deloitte & Touche LLP. In January 1996, in connection with the anticipated reorganization of The Dreyfus Capital Value Fund, Inc. as the Comstock Partners Capital Value Fund, the Audit Committee of the Company's Board of Directors made the decision to retain Ernst & Young LLP as the Company's independent auditors. Ernst & Young LLP had previously served as the independent auditors of The Dreyfus Capital Value Fund, Inc., and it was determined that the Company should retain a single auditing firm for both of its investment portfolios that had previously audited one of the two portfolios. At no time in the past two years has the independent auditors' report on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

                 THE DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED DIRECTORS", UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.


Required Vote

                 Ratification of the selection of Ernst & Young LLP as independent auditors of the Company requires the affirmative vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

PROPOSAL 6.      AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE
                 STRATEGY FUND WITH RESPECT TO LENDING

Background

                 Stockholders of the Strategy Fund are being asked to approve certain changes to the fundamental investment restrictions of that Fund in order to make the language of the restriction consistent with that of the Capital Value Fund and facilitate the management of the Company's portfolios.

                 The existing fundamental restriction provides that the Strategy Fund may not:

                 make loans of securities to other persons in excess of 33-1/3% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

                 The proposed fundamental restriction would provide that the Strategy Fund may not:

                 make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board of Directors.

Explanation of Proposed Change

                 The current fundamental restriction of the Strategy Fund limits addresses only the lending of securities by the Fund. The proposed restriction addresses both lending in general and the lending of securities. The proposed restriction also makes clear that securities lending will done only in accordance with applicable guidelines of the Securities Exchange Commission and the Company's Board of Directors.

                 THE DIRECTORS, INCLUDING THE "NON-INTERESTED DIRECTORS", UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF THE STRATEGY FUND VOTE "FOR" APPROVAL OF THE CHANGE IN INVESTMENT RESTRICTIONS.

Required Vote

                 Approval of the amendment to the fundamental investment restrictions of the Strategy Fund requires the affirmative vote of a "majority of the outstanding shares" (as defined above) of the Strategy Fund. Abstentions and broker non-votes will have the same effect as a vote against the Proposal.

                             ADDITIONAL INFORMATION

Administrators

                 Under the terms of the Amended Administration Agreement between Princeton Administrators, L.P. ("Princeton") and the Strategy Fund, Princeton performs or arranges for the performance of certain administrative services necessary for the operation of the Strategy Fund. The principal address of Princeton is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                 Under the terms of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, Dreyfus has agreed to perform or arrange for the performance of certain administrative services necessary for the operation of the Capital Value Fund. For its services under this agreement, Dreyfus is entitled to receive an annual fee computed daily and paid monthly by the Company at the following annual rate: .35 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .30 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.

Distributor

                 The Company's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

Service and Distribution Plans

                 Under the various Service and Distribution Plans adopted by the Company, the Class A, B and C shares of the Funds may bear expenses under these plans for such services as advertising, marketing, and other services relating to the shares. Such fees can be up to an aggregate annual rate of .25 of 1% of the value of the average daily net assets for Class A shares of each fund. For the Class B and Class C shares such fees can be up to an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of each Fund. Dreyfus is eligible to receive payments under these plans.

Beneficial or Record Ownership of the Funds' Securities

                 As of October 18, 1996, the following entities were known by the Capital Value Fund to own, of record or beneficially, 5% or more of the Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 20.7457% of the outstanding Class A shares, 31.6548% of the outstanding Class B shares and 55.4636% of the outstanding Class C shares, of the Capital Value Fund; and Westcliff Capital Management and Dreyfus Trust Co Custodian FBO Vance C Brown, respectively, were
the record owners of [       ]% and [        ]% of the outstanding Class R
shares.

                 As of October 18, 1996, the following entities were known by the Strategy Fund to own, of record or beneficially, 5% or more of the Strategy Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 53.9926% of the outstanding Class O shares, 47.2472% of the outstanding Class A shares and 79.0772% of the outstanding Class C shares, of the Strategy Fund; and Southtrust Estate Trust Company and National Bank of Georgia Trustee, respectively, were the record
owners of 7.8952% and [     ]% of the outstanding Class C shares.

Portfolio Transactions

                 The Strategy Fund's portfolio turnover rate for the fiscal year ended April 30, 1996 was 96% The Capital Value Fund commenced operations on
July 25, 1996.

                 The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser and to select the markets in which such transactions are to be executed. Each Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution for the relevant Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations may be pursuant to privately negotiated transactions pursuant to which that Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

                 In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Investment Adviser is also authorized to cause a Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts of the Fund for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Funds. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, access to economic databases and analyses of macroeconomic and financial trends.

                 Each Investment Advisory Agreement requires the Investment Adviser to provide fair and equitable treatment to the relevant Fund in the selection of portfolio investments and the allocation of investment opportunities as between that Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give that Fund exclusive or preferential treatment. It is likely that from time to time the Investment Adviser may make similar investment decisions for a Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by a Fund and another client of the Investment Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as that Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund engaging in the transaction.

Stockholder Proposals

                 Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940
Act), the Company is not required to hold annual stockholder meetings. Stockholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the Secretary of the Fund, W. Troy Hottenstein, c/o Comstock Partners Funds, Inc., 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913, to be considered for inclusion in the Company's proxy statement for a subsequent meeting.


Expenses of Proxy Solicitation

                 The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Company. The
Company has retained [          ] to assist in the solicitation of proxies for
a fee estimated at $[         ] plus reimbursement of expenses. In addition to
the use of the mails, proxies may also be solicited personally by regular employees of the Company, Comstock Partners, Inc., The Dreyfus Corporation, Princeton Administrators, L.P., or by telephone or telegraph, or other electronic means. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Company for reasonable out-of-pocket expenses incurred in this connection.

Other Matters

                 The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.




 STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR
              SHARES VOTED ARE REQUESTED TO COMPLETE, DATE AND SIGN
 THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                     POSTAGE IF MAILED IN THE UNITED STATES



October [  ], 1996

                                PRELIMINARY COPY
                        COMSTOCK PARTNERS FUNDS, INC.

        SPECIAL MEETING OF STOCKHOLDERS - [           ] [   ], 1996
             This Proxy is Solicited on Behalf of the Directors


         The undersigned hereby appoints Mr. Charles L. Minter, Mr. W. Troy Hottenstein and Mr. Robert C. Ringstad, and each of them, attorneys-in-fact and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at 10 Exchange Place, Suite 2010,
Jersey City, New Jersey 07302-3413 on [            ] [  ], 1996, at 11:00
a.m., and at any adjournments thereof, upon the matters set forth in the
Notice of Meeting and Proxy Statement dated [          ] [  ],1996 and upon
all other matters properly coming before said meeting.

         Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1(a), 1(b), 2, 3 (including all nominees for Director) and 4, and in the appointed proxies' discretion upon such other business as may properly come before the meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

                (Continued, and to be signed and dated, on the reverse side)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" PROPOSALS 1, 2, 3, 4, (including all nominees for
Director), 5 , AND 6.

(1) Approval of the New Investment Advisory Agreement for the Strategy Fund

      FOR  /  /         AGAINST  /   /         ABSTAIN /  /


(2) Approval of the New Investment Advisory Agreement for the Capital Value Fund

      FOR  /  /         AGAINST  /   /         ABSTAIN /  /


(3)   Approval of the New Sub-Investment Advisory
      Agreement for the Strategy Fund

      FOR  /  /         AGAINST  /  /         ABSTAIN /  /


(4)   Election of
      Directors


      FOR all nominees /  /     WITHHOLD AUTHORITY /  /   *EXCEPTIONS /  /
      listed below              to vote for all nominees


      (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name).

      Charles L. Minter,  M. Bruce Adelberg,  E.W. Kelley,
      Sven B. Karlen Jr.,  Robert M. Smith


(5)   The ratification of the selection
      of Ernst & Young LLP as the
      independent auditors of the
      Company for the fiscal year
      ending April 30, 1997

      FOR  /  /         AGAINST  /  /         ABSTAIN /  /


(6) Approval of the amendment to the fundamental investment restrictions of the Strategy Fund with respect to lending.

      FOR  /  /         AGAINST  /  /         ABSTAIN /  /

                                         Change of Address and or /  /
                                         Comments Mark Here

                                         Note:  Please sign exactly
                                         as your name appears on
                                         this Proxy. If joint owners,
                                         EITHER may sign this Proxy.
                                         When signing as attorney,
                                         executor, administrator,
                                         trustee, guardian or
                                         corporate officer, please
                                         give your full title.

                                         Date __________, 1996
                                         ______________________
                                         ____________________________
                                         Signature(s), Title(s), if
                                         applicable

Please Sign, Date and Return the Proxy   Votes MUST be
Promptly Using the Enclosed Envelope.    indicated
                                         (x) in Black
                                         or Blue ink.